UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

RISE GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 – 1090 West Georgia Street

Vancouver, British Columbia

Canada

(Address of principal executive offices)

V6E 3V7

(Zip Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e -4)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 1.02

Termination of a Material Definitive Agreement

On April 13, 2017 the Company terminated an option agreement dated May 18, 2015 with Eastfield Resources Ltd.  The terms of the option agreement were disclosed in the Company’s Form 8-K dated May 18, 2015.  The Company decided not to keep the option agreement in good standing and has instead decided to focus its investment of time and funds on its Idaho-Maryland Mine property.

Item 3.02 Unregistered Sales of Equity Securities

On May 5, 2017, the Company completed the issuance and sale of an aggregate of 9,009,814 units at a price of CAD$0.23 per unit for gross proceeds of CAD$2,072,257 (the “Private Placement”).  Each unit consists of one share of the Company’s common stock and one non-transferable share purchase warrant exercisable into one share of common stock at a price of CAD$0.40 until May 5, 2019.  All securities issued pursuant to the Private Placement and the securities comprising part of the finder’s fee are subject to statutory hold periods in accordance with applicable United States securities laws for a minimum of six months and to statutory hold periods in accordance with applicable Canadian securities laws for a minimum of four months.

In connection with the Private Placement, the Company paid two finders a cash commission of a total of CA$101,772, being 6% of the gross proceeds raised from investors introduced to the Company by those finders, and issued 442,489 finders’ warrants, being 6% of the number of Units sold to investors introduced to the Company by the finders.  Each warrant is exercisable into one share of the Company’s common stock at a price of CAD$0.40 until May 5, 2019.

The Company issued the shares and warrants underlying the foregoing units and the foregoing finders’ warrants in reliance on the exemptions from registration provided by Rule 903 of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) for offers and sales outside of the United States and Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder for offers and sales in the United States and to U.S. persons.  The Company’s reliance on Rule 903 of Regulation S under the Securities Act (“Regulation S”) was based on the fact that the securities were sold in “offshore transactions”, as defined in Rule 902(h) of Regulation S.  The Company did not engage in any directed selling efforts in the United States in connection with the sale of the securities.  The Company’s reliance on Rule 506(b) was based on the fact that the U.S. investors in the Private Placement provided representations to the Company regarding their investment intent and status as an “accredited investor”, as defined in Rule 501(a) of Regulation D, and that neither the Company nor anyone acting on its behalf engaged in any general advertising or general solicitation in connection with the Private Placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2017

RISE RESOURCES INC.

“Cale Thomas”

_____________________________

Cale Thomas

Chief Financial Officer